Exhibit 10.2

股份质押协议

Share Pledge Agreement

本股份质押协议 （以下简称“本协议”）由下列双方于      年   月  日在中华人民共和国（以下简称“中国”）南京签订:

This Share Pledge Agreement (hereinafter referred to as “the Agreement”) is signed by and between the following two parties in Nanjing, the People’s Republic of China (hereinafter referred to as “China”) on           ,       :

甲方（质权人）：

Party A (Pledgee):

南京奥萨科技发展有限公司（以下简称“质权人”），一家依照中国法律设立和存在的外商投资企业，统一社会信用代码为91320100MA20XFGW5Q，法定代表人为凌涛，住所为南京市栖霞区科创路1号2幢101室；

Nanjing Aosa Technology Development Co., Ltd. (hereinafter referred to as the “the Pledgee”), a foreign-invested enterprise established and existing in accordance with the laws of China, with its unified social credit code being 91320100MA20XFGW5Q, its legal representative being Ling Tao, registered at Room 101, Building 2, No. 1, Kechuang Road, Qixia District, Nanjing City;

乙方（出质人）：

Party B (Pledgor):

姓名：

Name:

居民身份证号码：

ID card No.:

住址：                                                     。

Address:                                                     .

本协议中，质权人、出质人单称为“一方”，合称为“双方”。

In the Agreement, the Pledgee and the Pledgor are individually referred to as “one party” and collectively as “both parties”.

鉴于：

Whereas:

1. 于本协议签署日，出质人为江苏奥斯汀光电科技股份有限公司（以下简称“公司”）的股东，依法持有公司           股股份，占公司总股本的       %；

1. On the date of the Agreement, the Pledgor is a shareholder of Jiangsu Austin Optronics Technology Co., Ltd. ( hereinafter referred to as “the Company”) , holding             shares of the Company, accounting for        % of the total equity of the Company in accordance with the law;

2. 质权人与出质人于本协议签署日同日签署了《独家购买权协议》 （以下简称“独家购买权协议”），根据独家购买权协议，出质人同意不可撤销地授予质权人一项独家购买权，质权人有权在符合中国相关法律及独家购买权协议第1.3条规定的条件下随时购买（i）出质人持有的公司的全部或部分股份和/或（ii）促使、配合公司拥有的全部或部分资产和业务；

2. The Pledgee and the Pledgor sign the Agreement on the Exclusive Right of Purchase on the same day of signing the Agreement (hereinafter referred to as “the Agreement on the Exclusive Right of Purchase”). In accordance with the Agreement on the Exclusive Right of Purchase, the Pledgor agrees to (i) irrevocably grant the Pledgee an Exclusive Right of Purchase to purchase all or part of the Company’s shares held by the Pledgor and / or (ii) cause the Pledgee to purchase and assist the Pledgee in purchasing all or part of the Company’s assets and business at any time under the conditions specified in the relevant laws of China and Article 1.3 of the Agreement on the Exclusive Right of Purchase;

3. 出质人于本协议签署日同日签署了《授权委托书》（以下简称“授权委托书”）作为独家购买权协议的附件，根据授权委托书，出质人同意不可撤销地委托质权人或其指定人士全权行使其在公司的全部股东权利；

3. The Pledgor signs the Power of Attorney (hereinafter referred to as the “Power of Attorney”) on the same day as the signing date of the Agreement as an annex to the Agreement on the Exclusive Right of Purchase. According to the Power of Attorney, the Pledgor agrees to irrevocably trust the Pledgor or its designated person to fully exercise all its shareholder’s rights in the Company;

（以上独家购买权协议、授权委托书合称“交易协议”）。

(The above-mentioned Agreement on the Exclusive Right of Purchase and Power of Attorney are collectively referred to as the “Transaction Agreement”).

4. 出质人同意将其拥有的全部公司股份无条件地、不可撤销地质押给质权人，以担保出质人及/或公司对其在交易协议及本协议项下所有合同义务的履行。因此，双方经友好协商，达成协议如下：

4. The Pledgor agrees to unconditionally and irrevocably pledge all the shares of the Company owned by it to the Pledgee to guarantee the performance by the Pledgor and / or the Company of all its contractual obligations under the Transaction Agreement and the Agreement. Therefore, through friendly consultation, both parties have reached the following agreement:

第一条 股份质押

Article 1 Share pledge

1.1出质人在此无条件地、不可撤销地将其拥有的全部公司股份及公司股份所附带及产生的一切权利、利益、红利及其他所有孳息（以下简称“质押股份”）按照本协议的约定质押给质权人，以担保出质人和/或公司履行出质人在交易协议及本协议项下之所有义务（以下简称“被担保义务”）。一旦出质人及/或公司违反任何被担保义务或出现任何本协议项下规定之违约事件，则质权人有权根据本协议以折价购买、指定他人折价购买、拍卖或以变卖质押股权的方式实现其在本协议项下的质权（以下简称“质权”）。

1.1 The Pledgor hereby unconditionally and irrevocably pledges all the shares of the Company owned by it and all the rights, interests, dividends and all other fruits attached to and generated by the shares of the Company (hereinafter referred to as the “Pledged Shares”) to the Pledgee in accordance with the provisions of the Agreement to guarantee the performance by the Pledgor and / or the Company of all the obligations of the Pledgor under the Transaction Agreement and the Agreement (hereinafter referred to as the “Secured Obligations”). If the Pledgor and/or the Company breaches any Secured Obligation or any event of default under the Agreement occurs, the Pledgee shall have the right to purchase at reduced prices, designate others to purchase at a discount, auction or sell off the Pledged Shares in accordance with the Agreement to realize its Pledgee’s right under the Agreement (hereinafter referred to as “the Pledgee’s Right”).

第二条 被担保债务

Article 2 Secured debts

2.1出质人在本协议下的质押担保的债务范围（以下简称“被担保债务”）均包括：

2.1 The debt scope of Pledgor’s pledge guarantee under the Agreement (hereinafter referred to as “Secured Debts”) includes:

（a）出质人及/或公司在交易协议及本协议项下的所有义务（包括但不限于债务偿付、支付服务费以及所需支付的违约金、损害赔偿金的义务等）；

(a) All the obligations of the Pledgor and/or the Company under the Transaction Agreement and the Agreement (including but not limited to the obligations of debt repayment, service fee payment, payment of liquidated damages and loss compensation, etc.);

（b）质押股份监管费用、实现质权的费用以及其他所有应付费用。

(b) Fees for supervision of Pledged Shares, fees for realization of Pledgee’s Rights and all other fees payable.

2.2 除法律另有规定外，质权人在任何情况下对质押股份的价值减少不负任何责任，出质人及公司亦无权就此对质权人进行任何形式的追索或提出任何要求。

2.2 Except as otherwise provided by law, the Pledgee shall not be liable for the reduction of the value of the Pledged Shares in any case, nor shall the Pledgor and the Company have any right of recourse or demand against the Pledgee in any form.

第三条 质权登记及质押凭证的保管

Article 3 Registration of Pledgee’s Rights and safekeeping of pledge certificate

3.1出质人及公司同意，在本协议规定的质押期限内，出质人应将其在公司的股权出资证明书及记载质权的股东名册（若有）交付质权人保管。上述资料的交付期限为本协议签订之日起十（10）个工作日内。质权人将在本协议规定的全部质押期间一直保管上述资料。

3.1 The Pledgor and the Company agree that within the pledge period specified in the Agreement, the Pledgor shall deliver its equity contribution certificate in the Company and the register of shareholders (if any) recording the Pledgor’s Rights to the Pledgee for safekeeping. The delivery period of the above documents shall be within ten (10) working days from the date of signing the Agreement. The Pledgee will keep the above documents in the whole pledge period stipulated in the Agreement.

在本协议签署之日起十（10）个工作日或质权人认可的其他期限内，出质人及/或公司应向股权质押登记机构办理股份质押登记手续，并将质押登记文件（如有）在股份质押登记完成之日起十（10）日内交予质权人及/或其指定的人士。

Within ten (10) working days from the date of signing the Agreement or in any other period recognized by the Pledgee, the Pledgor and / or the Company shall go through the registration formalities of share pledge with the share pledge registration authority, and deliver the pledge registration documents (if any) to the Pledgee and / or the person designated by the Pledgor within ten (10) days from the date of completion of share pledge registration.

质权人将在本协议规定的全部质押期间一直保管上述资料。

The Pledgee will keep the above documents in the whole pledge period stipulated in the Agreement.

3.2 在征得质权人事先书面同意的情况下，出质人方可对公司增资。出质人因对公司增资而增加的出资额亦为质押股份的一部分，出质人、公司及质权人应 当就该等增资部分签署补充协议，并及时向股权质押登记机构办理质押股份的变更登记手续。

3.2 The Pledgor can increase the company’s capital only with the prior written consent of the Pledgee. The increased capital contribution of the Pledgor due to the capital increase of the Company is also a part of the Pledged Shares. The Pledgor, the Company and the Pledgee shall sign a supplementary agreement on such increased capital, and timely go through the registration formalities for the change of the Pledged Shares with the share pledge registration authority.

3.3 若出质人在本协议签署时尚未完全缴付出资的，则其后续缴付的出资额亦为质押股份的一部分。出质人、公司及质权人应当就该等后续出资修订相关出资证明书，并及时向相关股权质押登记机构办理质押股份的变更登记手续（如需）。

3.3 If the Pledgor has not yet fully paid the capital contribution by the time of signing the Agreement, then the capital contribution paid by it subsequently shall also be part of the Pledged Shares. The Pledgor, the Company and the Pledgee shall revise the relevant capital contribution certificate in respect of such subsequent capital contribution, and timely go through the change registration formalities of the Pledged Shares with the relevant share pledge registration authority (if necessary).

3.4 出质人及公司有义务根据本协议第3.2条的规定，在相关增资或缴付出资后立即对股东名册及出资金额作必要之修改，重新签发出资证明书并交予质权人保管。质权人应协助出质人及公司对原出资证明书予以注销。

3.4 The Pledgor and the Company shall be obliged to make necessary changes to the register of shareholders and the amount of capital contribution immediately after the relevant capital increase or payment of capital contribution in accordance with the provisions of Article 3.2 of the Agreement, reissue the capital contribution certificate and hand it over to the Pledgee for safekeeping. The Pledgee shall assist the Pledgor and the Company in writing off the original capital contribution certificate.

3.5 在遵守本协议其他规定的前提下，在本协议期限内，公司股东名册将由质权人保管。因公司经营需要并经质权人同意，公司可以对股东名册进行必要的 登记和修订，质权人应当给与合理配合。

3.5 Subject to other provisions of the Agreement, the register of shareholders of the Company shall be kept by the Pledgee during the term of the Agreement. Due to the needs of the Company’s operation and with the consent of the Pledgee, the Company may make necessary registration and revision to its register of shareholders, and the Pledgee shall offer reasonable cooperation.

第四条 出质人的声明和保证

Article 4 Representations and warranties of Pledgor

4.1 出质人向质权人声明和保证如下：

4.1 The pledgor represents and warrants to the Pledgee as follows:

（a）出质人已根据质权人的合理要求，采取一切必要措施、取得了签署和履行本协议的一切内部授权、并签署一切必要文件，以确保本协议项下之质权合法有效。

(a) The Pledgor has taken all necessary measures, obtained all internal authorization for signing and performing the Agreement, and signed all necessary documents in accordance with the reasonable requirements of the Pledgee, so as to ensure that the Pledgee’s Rights under the Agreement are legal and effective.

（b） 出质人签署和履行本协议不会违反任何法律法规或者政府审批、授权、 通知和其他对出质人有约束力或者影响力的政府文件，也不会违反出质人和任何第三方之间的任何协议或者向第三方作出的承诺。

(b) The execution and performance of the Agreement by the Pledgor will neither violate any laws and regulations or government approval, authorization, notice and other government documents binding upon or influential to the Pledgor, nor violate any agreement by the Pledgor with any third party or commitment made by the Pledgor to any third party.

（c）出质人是质押股份合法的所有人，没有任何现有或可能发生的与质押股份有关的所有权争议。出质人有权处分质押股分及其任何部分，且该处分权不受任何第三方之限制。

(c) The pledgor is the legal owner of the Pledged Shares, free from any existing or possible ownership dispute related to the Pledged Shares. The Pledgor shall have the right to dispose of the Pledged Shares and any part thereof, and such right shall not be limited by any third party.

（d）除根据本协议设定的质权及经质权人书面同意的其他权利外，质押股份上不存在任何其他担保权益或第三者权益，本协议下的质押构成质押股份上的第一顺序质押。

(d) Except for the Pledgee’s Rights created in accordance with the Agreement and other rights agreed by the Pledgee in writing, there is no other security interest or third party interest in the Pledged Shares, and the Pledge under the Agreement constitutes the first order pledge on the Pledged Shares.

（e）质押股份根据中国法律可以出质或者转让，且出质人有充分权利根据本协议向质权人出质质押股份。

（e） The Pledged Shares may be pledged or transferred in accordance with the laws of China, and the Pledgor has full rights to pledge the Pledged Shares to the Pledgee in accordance with the Agreement.

（f）出质人完全了解本协议的内容，出质人签署和履行本协议系自愿的，全部意思表示真实。

(f) The Pledgor fully understands the content of the Agreement. The Pledgor signs and performs the agreement voluntarily, and all its intentions are expressed truthfully.

（g）出质人向质权人提供的所有文件、资料、报表等信息在任何时候均真实、完整、有效。

(g) All documents, data, statements and other information provided by the Pledgor to the Pledgee are truthful, complete and effective at any time.

（h）任何法庭或者仲裁庭或任何政府部门或者行政机关均不存在针对每个出质人、或其财产、或质押股权的，可能对每个出质人的经济状况或其履行本协议和交易协议下义务或者解除及偿还被担保债务的能力产生实质性负面影响的未决的或者潜在的诉讼、法律程序或诉求。

(h) No court or arbitration tribunal or government department or administrative organ has any pending or potential litigation, legal proceedings or appeal against each pledgor, or its property, or Pledged Shares, which may have a material negative impact on the economic situation of each pledgor or its ability to perform its obligations under the Agreement and the Transaction Agreement or discharge and repay the Secured Debts.

（i）本协议构成对出质人合法、有效和有执行力的义务。

(i) The Agreement constitutes the legal, valid and enforceable obligations to the Pledgor.

第五条 出质人的承诺

Article 5 Commitment of Pledgor

5.1 出质人向质权人承诺如下：

5.1 The Pledgor undertakes to the pledgee as follows:

（a）未经质权人事先书面同意，出质人不得转让质押股权、不得授予任何第三方行使与质押股权有关的任何权益、期权或与之相关的其他权利，亦不得在质押股份上设置任何其他担保权益或以任何其他可能影响质权的方式处置质押股权。

(a) Without the prior written consent of the Pledgee, the Pledgor shall not transfer its Pledged Shares, grant any third party to exercise any interest, option or other rights related to the Pledged Shares, or set up any other security interest in the Pledged Shares or dispose of the Pledged Shares in any other way that may affect the Pledgee’s Rights.

（b）出质人承诺不会且促使公司不会实施、促使或允许第三方实施任何可能贬损、危害或以其他方式损害质权或质押股份价值的行为。除此之外，若出质人知晓任何可能影响质权或质押股份价值的事件或行为，其应在知晓该等事件或行为之日起两（2）个工作日内书面通知质权人。

(b) The Pledgor undertakes that it will not and will cause the Company not to commit or cause or permit a third party to commit any act that may derogate from, endanger or otherwise impair the value of the Pledgee’s Rights or the Pledged Shares. In addition, if the Pledgor becomes aware of any event or act that may affect the value of the Pledgee’s Rights or the Pledged Shares, it shall notify the Pledgor in writing within two (2) working days from the date of becoming aware of such event or act.

（c）出质人应当立即通知质权人任何可能负面影响出质人或者质权人在交易协议和本协议下利益或者与质押股份有关的任何诉讼、仲裁、请求或 者行动，及时通知质权人该等诉讼、仲裁、请求或者行动的进展情况, 且应采取所有合理措施抗辩上述行动并保护质权人对于质押股权的利益。

(c) The Pledgor shall immediately notify the Pledgee of any litigation, arbitration, request or action that may negatively affect the interests of the Pledgor or the Pledgee under the Transaction Agreement and the Agreement or in connection with the Pledged Shares, and promptly notify the Pledgee of the progress of such litigation, arbitration, request or action, and shall take all reasonable measures to defend the above actions and protect the interests of the Pledgee for the Pledged Shares.

（d）出质人将且将促使公司根据本协议的规定办理相关登记事宜。

(d) The Pledgor will and will cause the company to register in accordance with the provisions of the Agreement.

（e）无论本协议中有何规定，出质人仍有义务在任何时候履行其在交易协议项下之义务，并及时适当地履行其在公司章程项下之义务，且质权人实现本协议项下部分质权不应免除出质人的任何前述义务。

(e) Notwithstanding other provisions in the Agreement, the Pledgor shall be still obliged to perform its obligations under the Transaction Agreement at any time, and timely and properly perform its obligations under the Articles of Association, and the realization of part of its Pledgee’s Rights under the Agreement by the Pledgee shall not exempt the Pledgor from any of the foregoing obligations.

（f）出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

(f) The Pledgor warrants to Pledgee that the Pledgor will abide by and perform all warranties, commitments, agreements, representations and conditions under the Agreement. If the Pledgor fails to perform or fully perform its warranties, commitments, agreements, representations and conditions, the Pledgor shall compensate the Pledgee for all losses incurred therefrom.

第六条 违约及质权实现

Article 6 Breach of contract and realization of Pledgee’s Rights

6.1 若发生以下任何违约事件，质权人有权要求出质人立即全面履行其在本协议项下之所有义务，且本协议项下之质权亦可立即被实现：

6.1 In case of any of the following events of default, the Pledgee shall have the right to require the Pledgor to immediately and fully perform all its obligations under the Agreement, and the Pledgee’s Rights under the Agreement can also be realized immediately:

（a）出质人或公司在本协议或交易协议中所作的任何声明或保证不完整、不真实或无效；

(a) Any representation or warranty made by Pledgor or the Company in the Agreement or Transaction Agreement is incomplete, untruthful or invalid;

（b）出质人或公司违反或未能遵守其在本协议或交易协议项下的任何义务或任何承诺；

(b) The Pledgor or the Company breaches or fails to comply with any of its obligations or commitments under the Agreement or the Transaction Agreement;

（c）出质人或公司丧失偿付能力、暂停或停止（或依质权人独立判断可能暂停或停止）经营业务或偿还债务，开始举行债务人会议或其他程序以重组、延迟或转让其债务，或就其债务作出其他安排或和解协议；

(c) The Pledgor or the Company becomes insolvent, suspends or stops its business or repayment of its debts (or may suspend or stop its business or repayment of its debts in the independent judgment of the Pledgee), starts to hold a meeting of the debtor or go through other procedures to restructure, delay or transfer its debts, or makes other arrangements or settlement agreements on its debts;

（d）质押股份、出质人或公司资产面临（或根据质权人合理判断可能面临）扣压、查封、留置、强制没收或其他法律程序；

(d) The Pledged Shares, the Pledgor or the Company’s assets are subject to (or may be subject to in the reasonable judgment of the Pledgee) withholding, sealing up, lien, compulsory confiscation or other legal proceedings;

（e）质押股份、出质人或公司资产上的任何现有或未来的担保权益被予以实现；

(e) Any existing or future security interest in the Pledged Shares, the Pledgor or the Company’s assets of is realized;

（f）出质人或公司在交易协议、本协议项下任何一项或多项义务被视为不合法或无效；

(f) Any one or more obligations of the Pledgor or Company under the Transaction Agreement or the Agreement are deemed illegal or invalid;

（g）针对出质人或公司提起或可能提起的任何司法、行政、仲裁或调解程序、任何种类的诉讼或法律行动，且质权人认为此将对出质人或公司履行其在交易协议或本协议项下之义务的能力发生严重或不利影响；

(g) Any judicial, administrative, arbitration or mediation proceeding, suit or legal action of any kind is lodged or will possibly be lodged against the Pledgor or the Company, which in the opinion of the Pledgee will have a serious or adverse impact on the ability of the Pledgor or the Company to perform its obligations under the Transaction Agreement or the Agreement;

（h）质押股份或公司主要资产根据中国相关法律将被强制征收；

(h) The Pledged Shares or the Company’s main assets will be compulsorily expropriated in accordance with the relevant laws of China;

（i）质权人认为在本协议中设立的质权受到危及，并已给予出质人通知；

(i) The Pledgee believes that the Pledgee’s Rights established in the Agreement are endangered and has given notice to the Pledgor;

（j）除不可抗力情形以外，发生质权人认为导致出质人或公司不可能履行其各自在交易文件或本协议项下义务的任何事件或情形；或

(j) Except for force majeure, any event or circumstance occurs that the Pledgee believes makes it impossible for the Pledgor or the Company to perform their respective obligations under the transaction documents or the Agreement; or

（k）发生中国相关法律项下具有与本第7.1条所列任何事件类似和同等效果的任何其他事件。

(k) The occurrence of any other event under the relevant laws of China with a similar and equal effect to any of the events listed in this Article 7.1.

6.2 若发生任何上述违约事件，则质权人可以根据中国相关法律以折价购买、指定其他方折价购买、拍卖或变卖质押股权的方式实现质权。

6.2 In case of any of the above-mentioned events of default, the Pledgee may purchase, designate other parties to purchase, auction or sell off the Pledged Shares at a discount in accordance with the relevant laws of China.

6.3 质权人实现质权获得的收益应当依下列优先顺序使用：

6.3 The proceeds of the Pledgee’s realization of its Pledgee’s Rights shall be used in the following order of priority:

（a）首先，用于支付与处分质押股权和质权人行使权利和权力有关的任何费用（包括向其法律顾问和代理支付的报酬）；

(a) Firstly, to pay any expenses (including remuneration paid to its legal counsel and agent) related to the disposal of the Pledged Shares and the exercise of the rights and powers of the Pledgee;

（b）其次，为了处分质押股权支付的任何税和费（为免生异议，该税不包括任何所得税）；以及

(b) Secondly, to pay any taxes and fees paid in order to dispose of the Pledged Shares (excluding any income tax for the avoidance of objection); and

（c）最后，向质权人清偿被担保债务。

(c) Finally, to pay off the Secured Debts to the Pledgee.

质权人没有义务就质押股权的处分所得向出质人承担任何责任，出质人特此豁免其可能享有的向质权人追索该等款项的任何权利。

The Pledgee shall not be liable to the Pledgor for the proceeds of the disposal of the Pledged Shares, and the Pledgor hereby waives any right it may have to recover such money from the Pledgee.

6.4 质权人无须首先行使其他担保或权利，或者对出质人及/或公司或任何其他人采取其他措施或程序即可实现本协议之质权。

6.4 the Pledgee shall not be required to exercise other security or rights in the first place, or take other measures or go through other procedures against the Pledgor and / or the Company or any other person to realize its Pledgee’s Rights under the Agreement.

6.5 应质权人之请求，出质人与公司应采取质权人要求的一切合法、适当的行动，以使质权人能够按本协议的约定实现质权。为上述目的，出质人与公司应当签署质权人合理要求的一切文件和材料，并实施和办理质权人合理要求的一切行为和事宜。

6.5 At the request of the Pledgee, the Pledgor and the Company shall take all legal and appropriate actions required by the Pledgee to enable the Pledgee to realize its Pledgee’s Rights in accordance with the Agreement. For the above purposes, the Pledgor and the Company shall sign all documents and materials reasonably required by the Pledgee, and implement and handle all acts and matters reasonably required by the Pledgee.

6.6 质权人在实现质权过程中享有中国相关法律法规所赋予的一切权利、权力、 特权和豁免。

6.6 The Pledgee shall enjoy all rights, powers, privileges and immunities granted by relevant Chinese laws and regulations in the process of realizing its Pledgee’s Rights.

第七条 转让

Article 7 Transfer

7.1 除非经质权人事先同意，出质人无权赠予或转让其在本协议项下的权利义务。

7.1 Except with the prior consent of the Pledgee, the Pledgor shall have no right to grant or transfer its rights and obligations under the Agreement.

7.2 本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

7.2 The Agreement shall be binding on the Pledgor, its successors and permitted assigns, and shall be valid for the Pledgor and each of its successors and assignees.

7.3 质权人可以在任何时候将其在业务合作协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。质权人转让业务合作协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

7.3 The Pledgee may, at any time, transfer all or any of its rights and obligations under the business cooperation agreement to the person designated by it (natural person / legal person), in which case, the transferee shall enjoy and undertake the rights and obligations enjoyed and undertaken by the Pledgee under the Agreement as if it were a party to the original agreement. When the Pledgee transfers the rights and obligations under the business cooperation agreement, the Pledgor shall, at the request of the Pledgee, sign relevant agreements and / or documents on the transfer.

7.4 因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的股权质押登记机构进行登记。

7.4 After the change of the Pledgee caused by the transfer, the Pledgor shall, at the request of the Pledgee, sign a new pledge agreement with the new pledgee, which is consistent with the Agreement, and register with the corresponding share pledge registration authority.

7.5 出质人及公司应严格遵守本协议及交易协议的规定，履行各协议项下的义务，并不进行任何足以影响各协议的有效性和可强制执行性的作为/不作为。

7.5 The Pledgor and the Company shall strictly abide by the provisions of the Agreement and the Transaction Agreement, perform their obligations under each agreement, and shall not commit any act / omission that may affect the validity and enforceability of each agreement.

第八条 通知

Article 8 Notice

8.1 本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、商业快递服务、传真或双方认可的其他方式发到该方下列地址。该等通知视为有效送达的日期按如下方式确定：

8.1 All notices and other communications required or sent under the Agreement shall be delivered by hand, registered mail, commercial express service, fax or other means approved by both parties to the following address of such party. The date on which such notice is deemed to have been validly served shall be determined as follows:

（a）通知如果是以专人递送、快递服务或挂号邮寄发出的，则以于设定为通知的地址在接收或拒收之日为有效送达日。

(a) If the notice is delivered by hand, courier service or registered post, its effective delivery date shall be the date of receipt or rejection at the address set for the notice.

（b）通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

(b) If the notice is sent by fax, its effective delivery date shall be the date of successful transmission (the automatically generated transmission confirmation information shall be taken as evidence).

8.2 为通知的目的，双方地址如下:

8.2 For the purpose of notice, the addresses of both parties are as follows:

甲方：

Party A:

地址：南京市栖霞区科创路1号2幢101室

Address: Room 101, Building 2, No.1 Kechuang Road, Qixia District, Nanjing

收件人：袁博

Attention: Yuan Bo

电话：025-58595234

Tel: 025-58595234

乙方：

Party B:

地址：

Address:

电话：

Tel:

8.3 任何一方可按本条规定随时给其他双方发出通知来改变其接收通知的地址。

8.3 Either party may change its address for receiving notices by giving notice to the other party at any time in accordance with the provisions of this article.

第九条 违约责任

Article 9 Liability for breach of contract

若出质人及/或公司未履行或未及时履行其在本协议项下的任何一项义务或 出现任何上述第6.1条所述违约事件发生，则质权人有权书面通知出质人及/或公司在其规定的期限内（以下简称“补救期”）予以补正或采取有效补救措施。若出质人及/或公司在补救期内仍未能予以补正或未采取有效补救措施的，则质权人除了可以根据上述第6条的规定实现质权外，还有权决定解除部分或全部的交易协议，并根据终止协议与交易协议的相关规定要求出质人及/或公司承担相应的违约责任，包括赔偿质权人由此遭受的所有损失（包括质权人为了实现其在本协议项下之权利及利益所产生的一切费用）。除上述外，质权人亦有权要求出质人及/或公司强制履行在本协议项下的义务，并要求赔偿质权人由此遭受的所有损失（包括质权人为了实现其在本协议项下之权利及利益所产生的一切费用）。

If the Pledgor and / or the Company fail to perform or timely perform any of its obligations under the Agreement or any of the events of default mentioned in above Article 6.1 occurs, the Pledgee shall have the right to notify the Pledgor and / or the Company in writing to make due corrections or take effective remedial measures within the time limit specified by the Pledgor and/or the Company (hereinafter referred to as the “remedial period”). If the Pledgor and / or the Company fail to make due corrections or take effective remedial measures within the remedial period, the Pledgee shall have the right to decide to rescind part or all of the Transaction Agreement in addition to realizing its Pledgee’s Rights in accordance with the provisions of above Article 6, and require the Pledgor and / or the Company to bear corresponding liabilities for breach of contract in accordance with the relevant provisions of the rescission agreement and the Transaction Agreement, including compensation the Pledgee for all losses incurred by the Pledgee (including all expenses incurred by the Pledgee to realize its rights and interests under the Agreement). In addition to the above, the Pledgee shall also have the right to require the Pledgor and/or the Company to perform its obligations under the Agreement, and to claim compensation for all losses incurred by the Pledgee (including all expenses incurred by the Pledgee in order to realize its rights and interests under the Agreement).

第十条 终止

Article 10 Termination

在出质人及/或公司不再承担交易协议项下的任何义务之后，本协议终止，并且在尽早合理可行的时间内，质权人应解除本协议。

The Agreement shall terminate after the Pledgor and/or the Company ceases to undertake any of its obligations under the Transaction Agreement and the Pledgee shall rescind the Agreement as soon as reasonably practicable.

第十一条 手续费及其他费用

Article 11 Handling charges and other expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等由双方按照相关规定各自承担。

All costs and actual expenses related to the Agreement, including but not limited to legal expenses, cost of document production, stamp duty and any other taxes and expenses, shall be borne by both parties respectively in accordance with relevant provisions.

第十二条 保密责任

Article 12 Confidentiality liability

双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：（a）公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；（b）根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或（c）由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

Both parties acknowledge and confirm that any oral or written information related to the Agreement, the contents of the Agreement, and the exchange between them for the preparation or performance of the Agreement shall be regarded as confidential information. Both parties shall keep all such confidential information strictly confidential, and shall not disclose any confidential information to any third party without the written consent of the other party, except for the following information: (a) any information known or to be known by the public (but not disclosed to the public by the party receiving the confidential information without authorization); (b) any information required to be disclosed in accordance with applicable laws and regulations, stock exchange rules, or orders of government departments or courts; or (c) any information required to be disclosed by either party to its shareholders, investors, legal or financial advisers in respect of the transactions described in the Agreement, and such shareholders, legal or financial advisers shall also abide by the confidentiality obligations similar to those under the article. The divulgence of any secrets by either party’s staff or employing shall be deemed as the party’s divulgence of secrets, and the party shall be liable for breach of contract in accordance with the Agreement. This article shall survive the termination of the Agreement for any reason.

第十三条 适用法律和争议的解决

Article 13 Applicable laws and dispute resolution

13.1 本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

13.1 The conclusion, validity, interpretation, performance, modification and termination of the Agreement and the settlement of disputes under the Agreement shall be governed by Chinese law.

13.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，按照申请仲裁时该会现行有效的仲裁规则进行仲裁。仲裁裁决是终局的，对双方均有约束力。

13.2 Any dispute arising from the interpretation and performance of this Agreement shall be settled by both parties through friendly negotiation. If the dispute is still not resolved within 30 days after one party sends a written notice to the other party requiring to resolve the dispute through consultation, either party may submit the relevant dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with the arbitration rules in force at the time of applying for arbitration. The arbitration award is final and binding on both parties.

13.3 因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

13.3 If any dispute arises from the interpretation and performance of the Agreement or any dispute is being arbitrated, except for the matters in dispute, both parties shall continue to exercise their other rights and perform their other obligations under the Agreement.

第十四条 分割性

Article 14 Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与无效、不合法或不能强制执行的规定所产生的经济效果相似。

If any one or more provisions of the Agreement are found to be invalid, illegal or unenforceable in any respect in accordance with any law or regulation, the validity, legality or enforceability of the remaining provisions of the Agreement shall not be affected or impaired in any respect. Both parties shall negotiate in good faith to replace those invalid, illegal or unenforceable provisions with provisions that are effective to the maximum extent permitted by laws and expected by both parties, and the economic effect of such effective provisions shall be similar to that of invalid, illegal or unenforceable provisions as far as possible.

第十五条 附件

Article 15 Annexes

本协议所列附件（如有），为本协议不可分割的组成部分。

The annexes listed（if applicable） in the Agreement are integral parts of the Agreement.

第十六条 生效及其他

Article 16 Effectiveness and others

16.1 本协议的任何修改、补充或变更，均须采用书面形式，经双方签字或盖章并按规定办理政府登记（如需）后生效。

16.1 Any modification, supplement or change of the Agreement shall be in written form, and shall come into force after being signed or sealed by both parties and registered by the government (if necessary) as required.

16.2 如根据任何适用的法律法规或上市规则关于拟上市公司股份首次公开发行及上市（以下简称“IPO”）或任何采用可变利益实体（以下简称“VIE”）架构的公司股份的首次公开发行及上市的要求、或任何证券交易所、政府或其他监管机构关于该等IPO提出的或认为恰当的要求（以下简称“IPO要求”），如果因此质权人提出要求，出质人和/或公司同意并承诺（a）采取所有该等行动（包括修改本协议及相关交易协议，任何有关本协议而签署或送达的授权、文件、通知等以及签署额外的文件）以符合或满足（如适用）该等IPO要求，并（b）在质权人提出要求后的合理期限内（最迟不迟于质权人提出要求起的30日内）采取前述（a）款所述的所有行动。

16.2. In accordance with the requirements for the initial public offering and listing of shares of the company to be listed (“IPO”) or the initial public offering and listing of shares of the company adopting the VIE (variable interest entity) structure in any applicable laws and regulations or listing rules, or the requirements made or deemed appropriate by any stock exchange, government or other regulatory authority in respect of such IPO (“IPO requirements”) , if so requested by the Pledgee, the Pledgor and/or the Company shall agree and undertake (a) to take all such actions (including but not limited to amending the Agreement, the relevant Transaction Agreement, any authorization, document, notice, etc. signed or delivered in connection with the Agreement and signing additional documents) to meet or satisfy (if applicable) such IPO requirements, and (b) to take all actions mentioned in above (a) within a reasonable period after the request of the Pledgee (within 30 days from Pledgee’s request).

16.3 本协议中任何质权人的同意、指示、要求、通知、对任何权利的行使或者弃权或者其他行为都需要以书面形式作出并随附质权人内部批准该事项的相关董事/董事会决定/决议。

16.3 any consent, instruction, requirement, notice, exercise or waiver of any right or other act of the Pledgee in the Agreement shall be made in writing and attached with relevant decisions / resolutions of the directors / board of directors approved by the Pledgee.

16.4 本协议以中文和英文书就，中英文版本如有冲突，应以中文版为准。

16.4 The Agreement shall be written in Chinese and English. In case of any conflict between the Chinese and English versions, the Chinese version shall prevail.

16.5 本协议一式四份，双方各持两份，具有同等效力。若提交质押登记机构的质押协议内容与本协议不一致的，以本协议为准。

16.5 The agreement is made in quadruplicate, two copies for Party A and two copies for Party B, with the same effect. If the content of the pledge agreement submitted to the pledge registration authority is inconsistent with the Agreement, the Agreement shall prevail.

【本页以下无正文】[No text below]

【本页无正文，为《股份质押协议》签署页】

[There is no text on this page, which is the signature page of the Share Pledge Agreement]

甲方（质权人）：

Party A (Pledgee) :

南京奥萨科技发展有限公司 （盖章）

Nanjing Aosa Technology Development Co., Ltd. (seal)

法定代表人/授权代表（签字）：

Legal representative / authorized representative (signature)

乙方（出质人）：

Party B (Pledgor):

签字：

Signature